AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR® VIP
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED MAY 2, 2007
TO PROSPECTUS DATED MAY 1, 2007

        Effective as of May 1, 2007, American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of describing a guarantee of insurance obligations under Policies with a date of issue of December 29, 2006 or earlier.

        The following paragraphs are added to the "GENERAL INFORMATION" section of the prospectus:

Guarantee of Insurance Obligations

        Certain insurance obligations under the Policies are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of AGL.  Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse.  The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies.  The Guarantee provides that Policy owners can enforce the Guarantee directly.

        As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies.  The Guarantee will not cover any Policies with a date of issue later than the Point of Termination.  The Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

        American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899.  American Home's principal executive office is located at 70 Pine Street, New York, New York 10270.  American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities.  American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

        The Financial Statements of American Home can be found in the Statement of Additional Information.  You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-251-3720.